UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

Orange 21 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 LAS PALMAS DRIVE CARLSBAD, CALIFORNIA		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
The Company’s CEO, Barry Buchholtz, and the Company’s CFO, Michael Brower, presented a corporate overview on Thursday, April 14, 2005, and Friday, April, 15, 2005.  During these presentations, the Company confirmed its 2005 revenue guidance as given in February and reiterated on its fourth quarter and fiscal year 2004 earnings call on March 30, 2005.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
  Exhibit   Description

  99.1      Press Release dated April 14, 2005.

  99.2     Script from conference call held March 30, 2005 (incorporated herein by reference to the exhibit of the same number to the Company's Current Report on Form 8-K filed on April 5, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orange 21 Inc.

Date: April 19, 2005
	By:	/s/ Barry Buchholtz
Barry Buchholtz
Chief Executive Officer